 Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

Prospectus
FT Vest Bitcoin Strategy Floor15 ETF – July

Ticker Symbol:	BFJL
Exchange:	NYSE Arca
FT Vest Bitcoin Strategy Floor15 ETF – July (the “Fund”) lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large blocks of shares called "Creation Units."
The Fund is a series of First Trust Exchange-Traded Fund (the “Trust”) and an actively-managed exchange-traded fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The Fund is designed to participate in the positive price returns (before fees and expenses) of a reference instrument, which seeks to reflect generally (before fees and expenses) the performance of the price of bitcoin (the "Bitcoin Reference Instrument”) up to a cap of 27.82% (before fees and expenses) while seeking to provide a maximum loss of 15% (before fees and expenses) of Bitcoin Reference Instrument losses (i.e., the "floor") over the period from July 1, 2026 through July 9, 2027 (the “Target Outcome Period”). The Bitcoin Reference Instrument for the current Target Outcome Period is the iShares Bitcoin Trust ETF. However, the Bitcoin Reference Instrument utilized by the Fund may change from one Target Outcome Period to the next. In future Target Outcome Periods, the Fund may utilize the following as the Bitcoin Reference Instrument: an exchange-traded grantor trust that holds bitcoin (a “Bitcoin ETP”) or indexes seeking to track the performance of a basket of Bitcoin ETPs ("Bitcoin ETP Indexes"). The Fund does not invest directly in bitcoin. When the Fund's fees and expenses are taken into account, the cap is 26.89% and the floor is 15.91%. The cap will be further reduced and the maximum loss incurred by the floor will be further extended by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. At the end of the Target Outcome Period, the Fund will reset for a new Target Outcome Period tied to the floor, but the cap and Bitcoin Reference Instrument may change based on market rates or conditions as of the start of the new Target Outcome Period. The Fund seeks to achieve specified outcomes but there is no guarantee that the outcomes for a Target Outcome Period will be achieved. You may lose some or all of your money by investing in the Fund. The Fund has characteristics unlike many other typical investment products and may not be suitable for all investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.
The outcomes described in this prospectus are specifically designed to apply only if you buy shares on the first day of the Target Outcome Period and continue to hold them on the last day of the period. If you purchase shares after the Target Outcome Period starts or sell your shares before the Target Outcome Period ends, you may receive a very different return based on the Fund’s current value. The Fund’s website,
July 1, 2026
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BFJL, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the cap and floor.
An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Bitcoin Reference Instrument over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Bitcoin Reference Instrument and any gains above the prior cap will be forfeit. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new floor will be established based on the then current price of the Bitcoin Reference Instrument and any losses experienced before the prior floor will be locked in. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Instrument.

Summary Information
FT Vest Bitcoin Strategy Floor15 ETF – July (BFJL)
Investment Objective
The investment objective of the FT Vest Bitcoin Strategy Floor15 ETF – July (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of a reference asset which seeks to reflect generally (before fees and expenses) the performance of the price of bitcoin (the “Bitcoin Reference Instrument”), up to a predetermined upside cap of 27.82% (before fees and expenses) while providing a maximum loss of 15% (before fees and expenses) of Bitcoin Reference Instrument losses, over the period from July 1, 2026 through July 9, 2027.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period June 30, 2025 (inception) through December 31, 2025, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are needed to provide exposure to bitcoin and to provide the Fund's "floor" as described herein. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s investment sub-advisor is Vest Financial LLC (“Vest” or the “Sub-Advisor”).
In seeking to achieve its objective, the Fund will invest in option contracts, which include FLexible EXchange® Options (“FLEX Options”), standardized listed options and/or over-the-counter options (collectively, “Options”) that each utilize the Bitcoin Reference Instrument as the reference asset and short-term U.S. Treasury securities, cash and cash equivalents (including "box spreads"). The Bitcoin Reference Instrument for the current Target Outcome Period is the iShares Bitcoin Trust ETF. However, the Bitcoin Reference Instrument utilized by the Fund may change from one Target Outcome Period to the next. In future Target Outcome Periods, the Fund may utilize the following as the Bitcoin Reference Instrument: an exchange-traded grantor trust that holds bitcoin (a “Bitcoin ETP”) or indexes seeking to track the performance of a basket of Bitcoin ETPs ("Bitcoin ETP Indexes"). The Fund does not invest directly in bitcoin. Prior to the beginning of a new Target Outcome Period, the Fund will provide notice to shareholders identifying the Bitcoin Reference Instrument for the upcoming Target Outcome Period. For additional information on the Bitcoin Reference Instrument for the current Target Outcome Period, please see below.
The Fund uses short-term U.S. Treasury securities, cash and cash equivalents, and Options on the Bitcoin Reference Instrument to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of the Bitcoin Reference Instrument. The pre-determined outcomes sought by the Fund, which include a maximum loss of 15% (before fees and expenses) of Bitcoin Reference Instrument losses (i.e., the "floor") and a cap of 27.82% (before fees and expenses), are based on the price performance of the Bitcoin Reference Instrument over an approximate one-year period (the “Target Outcome Period”). When the Fund's fees and expenses are taken into account, the cap is 26.89% and the floor is 15.91%. The cap will be further reduced and the maximum loss incurred by the floor will be further extended by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. The target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
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If the Bitcoin Reference Instrument appreciates over the Target Outcome Period, the combination of the U.S. Treasury securities, cash and cash equivalents and the Options held by the Fund seeks to provide upside participation matching the performance of the Bitcoin Reference Instrument, up to a cap that is determined at the start of the Target Outcome Period. The cap for the current Target Outcome Period is 27.82%, prior to taking into account the Fund’s fees and expenses. To the extent the Bitcoin Reference Instrument appreciates over the Target Outcome Period in excess of the cap over that period, the Fund will not benefit from the excess gains experienced by the Bitcoin Reference Instrument.
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If the Bitcoin Reference Instrument decreases over the Target Outcome Period by up to 15% or less, the combination of the U.S. Treasury securities, cash and cash equivalents and the Options held by the Fund seeks to provide a payoff at expiration that is intended to match that of the Bitcoin Reference Instrument up to a maximum loss of 15% (before fees and expenses) over the Target Outcome Period (i.e., the Fund’s shareholders will bear all Bitcoin Reference Instrument losses up to 15% on a one-to-one basis, meaning if the Bitcoin Reference Instrument loses 10%, the Fund loses 10% (before fees and expenses)).
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If the Bitcoin Reference Instrument decreases over the Target Outcome Period by more than 15%, the combination of the U.S. Treasury securities, cash and cash equivalents, and the Options held by the Fund seeks to provide a payoff at expiration that is intended to protect investors from Bitcoin Reference Instrument losses greater than 15% (before fees and expenses) over the Target Outcome Period (i.e., if the Bitcoin Reference Instrument loses 20%, the Fund loses 15% (before fees and expenses)).
See the bar chart and line graph set forth in the section entitled "Floor and Cap" for more information.
The current Target Outcome Period will begin on July 1, 2026 and end on July 9, 2027. Subsequent Target Outcome Periods will begin on the next business day after the prior Target Outcome Period ends and will end on the approximate one-year anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of Options that are designed to provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The floor will remain approximately the same for each Target Outcome Period. The cap and floor, and the Fund’s value relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range and Bitcoin Reference Instrument for the next Target Outcome Period. There is no guarantee that the final cap set for a Target Outcome Period will be within the anticipated cap range. See “Subsequent Target Outcome Periods” for more information.
The outcomes described in this prospectus are specifically designed to apply only if you buy shares on the first day of the Target Outcome Period and continue to hold them on the last day of the Target Outcome Period. An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. While the cap and floor are designed to provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period, an investor can expect their shares to generally move in the same direction as the Bitcoin Reference Instrument during the Target Outcome Period. However, during the Target Outcome Period, an investor’s shares may not experience price movement to the same extent as the price movement of the Bitcoin Reference Instrument. During the Target Outcome Period, there may be periods of significant disparity between the Fund’s net asset value ("NAV") and the Bitcoin Reference Instrument’s price performance. As the Bitcoin Reference Instrument’s price and the Fund’s NAV change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the cap and floor for the Target Outcome Period are approximately fixed levels that are calculated in relation to the Bitcoin Reference Instrument price and the Fund's NAV at the start of a Target Outcome Period and remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and floor reference). If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Fund's value and that investor may experience losses that exceed 15% prior to gaining the protection offered by the floor. See “Floor and Cap” below for additional information. To achieve the target outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Bitcoin Reference Instrument over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Bitcoin Reference Instrument and any gains above the prior cap will be forfeit. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new floor will be established based on the then current price of the Bitcoin Reference Instrument and any losses experienced before the prior floor will be locked in. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Instrument.
Floor and Cap
The Fund seeks to provide maximum losses of 15% (before fees and expenses) of Bitcoin Reference Instrument losses over each Target Outcome Period. The Fund will bear the first 15% of losses down to the floor, and after the Bitcoin Reference Instrument has decreased in price by more than 15%, the Fund is designed to prevent all subsequent losses beyond 15% (i.e., if the Bitcoin Reference Instrument loses 20%, the Fund loses 15% (before fees and expenses)). The floor is before taking into account the Fund’s fees and expenses charged to shareholders. When the Fund’s fees and expenses are taken into account, the floor is 15.91%. The maximum loss incurred by the floor will be further extended by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee. The Fund does not seek to provide a floor at any time other than the end of the Target Outcome Period.
If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor may experience losses that exceed 15% prior to gaining the protection offered by the floor. This is because the 15% floor the Fund seeks to provide is based upon the Initial Fund Value. Additionally, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from its Initial Fund Value for a Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Fund’s value from the Initial Fund Value. While the Fund seeks to limit losses to 15% for shareholders who hold Fund shares for an entire Target Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses. Despite the intended floor, a shareholder could lose their entire investment.
The returns of the Fund are subject to a cap of 27.82% (before fees and expenses) and 26.89% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) for the Target Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Target Outcome Period (before fees and expenses). In the event the Bitcoin Reference Instrument experiences gains over a Target Outcome Period, the Fund seeks to provide investment returns (before fees and expenses) that match the percentage increase of the Bitcoin Reference Instrument, but any percentage gains over amount of the cap will not be experienced by the Fund. This means that if the Bitcoin Reference Instrument experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Bitcoin Reference Instrument, the cap is the maximum return an investor can achieve from an investment in the Fund for that Target Outcome Period.
The cap is set on the first day of each Target Outcome Period. The cap is provided prior to taking into account annual Fund management fees of 0.90% of the Fund's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. The cap could be reduced and the maximum loss incurred by the floor could be further extended if the Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under its unitary management fee. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Bitcoin Reference Instrument volatility, and the relationship of puts and calls on the underlying Options.
The cap level and floor are a result of the design of the Fund’s principal investment strategy. In order to provide exposure to the price returns of the Bitcoin Reference Instrument, the Fund purchases a series of Options and sells a series of Options on the first day of the Target Outcome Period. As the purchaser of Options, the Fund is obligated to pay a premium to the seller of those Options. The Fund receives a premium for the sale of Options. The portfolio managers will calculate the amount of premiums that the Fund will owe on the Options acquired and the amount of premiums the Fund will collect for the Options sold and will then go into the market and sell Options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid or received per unit of the Bitcoin Reference Instrument, when combined with the U.S. Treasury securities, cash and cash equivalents is approximately equal to the price per unit of the Bitcoin Reference Instrument. The cap is the highest strike price of the sold Options.
The cap, and the Fund’s value relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above its Initial Fund Value for that Target Outcome Period to a level near to the cap, an investor purchasing Fund shares will have limited to no gain potential for the remainder of the Target Outcome Period (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which they purchased Fund shares and the Initial Fund Value for the Target Outcome Period and another 15% before subsequent losses will be protected by the floor. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Bitcoin Reference Instrument.
The following bar chart and line graph illustrate the hypothetical returns that the combination of the U.S. Treasury securities, cash and cash equivalents, and Options seek to provide with respect to the price performance of the Bitcoin Reference Instrument in certain illustrative scenarios over the course of the Target Outcome Period. The hypothetical cap level in the bar chart and line graph below is for illustration only and the actual cap may be different. The bar chart and line graph do not take into account payment by the Fund of fees and expenses. The bar chart and line graph only provide an example of the Fund's desired outcomes for investors holding through the entire Target Outcome Period, and are not necessarily indicative of Fund performance. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

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The graph above represents the Fund’s hypothetical intended return profile based upon the performance of the Bitcoin Reference Instrument.
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The hypothetical cap level in the graphs above is for illustration only and the actual cap may be different.
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In the graph above, the dotted line represents the Bitcoin Reference Instrument’s performance, and the blue and orange lines represent the return profile gross of fees and expenses sought by the Fund in relation to the Bitcoin Reference Instrument’s indicated performance. The blue line positioned from -15% and rising above 0% represents the price return of the Bitcoin Reference Instrument and the orange line represents the 15% floor.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website, http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BFJL, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the cap and floor. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day and held through the end of the Target Outcome Period.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the "1940 Act"). The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. Nevertheless, the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin.
General Information on Options
For each Target Outcome Period, the Fund may invest in both purchased and written put and call Options that reference the Bitcoin Reference Instrument. Because the value of the Fund is based on Options that reference the Bitcoin Reference Instrument and not the Bitcoin Reference Instrument directly, variations in the value of the Options impact the correlation between the Fund’s NAV and the price of the Bitcoin Reference Instrument. The Options that the Fund will hold that reference the Bitcoin Reference Instrument will give the Fund the right or the obligation to either receive or deliver a cash payment on the Option expiration date based upon the difference between the Bitcoin Reference Instrument's value and a strike price, depending on whether the Option is a put or call Option and whether the Fund purchases or sells the Option. The Options held by the Fund are European style options, which are exercisable at the strike price only on the Option expiration date.
The Fund will generally, under normal conditions, hold multiple kinds of Options for each Target Outcome Period. The Fund may purchase call Options and put Options, while simultaneously selling (i.e., writing) call Options and put Options. The Fund intends to structure the Options so that any amount owed by the Fund on the written Options will be covered by payouts at expiration from the purchased Options and the U.S. Treasury securities and cash and cash equivalents. As a result, the Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written Options and pays premiums in exchange for the purchased Options. The Options Clearing Corporation (“OCC”) and securities exchanges on which the listed Options and FLEX Options are listed do not charge ongoing fees to writers or purchasers of the listed options and FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the Options purchased and sold on the first day of the Target Outcome Period, subject to the Fund's investment in Options on the iShares Bitcoin Trust ETF, as described below.
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and Options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the section entitled "Fund Investments" below. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
Traditional exchange-listed Options have standardized terms, such as the type, the reference asset, the strike price and expiration date. Exchange-listed Options are also guaranteed for settlement by the OCC. Over-the-counter Options are options that are exchanged between private parties in the over-the-counter market rather than on exchanges. Over-the-counter Options are not executed and settled through clearinghouses, which may expose the Fund to the risk that a counterparty may be unable or unwilling to perform according to a contract. Additionally, any deterioration in a counterparty’s creditworthiness could adversely affect the option.
On the Option’s expiration date, the Fund intends to sell the Options prior to their expiration or cash-settle the Options and use the resulting proceeds to purchase new Options for the next Target Outcome Period.
Additional Information on Bitcoin
Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer bitcoin network, a decentralized network of computers that operates on cryptographic protocols (the “Bitcoin network”). The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the “bitcoin protocol.” Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the Bitcoin network and maintain the Bitcoin network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.
No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.
Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.
The Bitcoin Reference Instrument
The Bitcoin ETP Indexes that the Fund may utilize as the Bitcoin Reference Instrument include: Cboe Bitcoin U.S. ETF Index and Cboe Mini Bitcoin U.S. ETF Index. The Bitcoin ETPs that the Fund may utilize as the Bitcoin Reference Instrument include: iShares Bitcoin Trust ETF, Grayscale Bitcoin Trust ETF, Fidelity Wise Origin Bitcoin Fund, Bitwise Bitcoin ETF and ARK 21Shares Bitcoin ETF.

For additional information on the Bitcoin Reference Instruments, please see the section entitled "Additional Information on the Fund's Investment Objective and Strategies."
The Bitcoin Reference Instrument for the current Target Outcome Period is the iShares Bitcoin Trust ETF. The Fund may also invest in Options based on the iShares Bitcoin Trust ETF.
To the extent the Bitcoin Reference Instrument is subject to the informational requirements of the Securities Exchange Act of 1934, the Bitcoin Reference Instrument must file reports and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding the Bitcoin Reference Instrument that files electronically with the SEC and state the address of that site  (http://www.sec.gov).
Subsequent Target Outcome Periods
The Fund will alert existing shareholders to the Bitcoin Reference Instrument and the new cap at the beginning of each new Target Outcome Period in the following manner:
1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the Bitcoin Reference Instrument and the anticipated cap range for the next Target Outcome Period. There is no guarantee that the final cap set for a Target Outcome Period will be within the anticipated cap range. This filing will be mailed to existing shareholders and posted on the Fund's website.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Bitcoin Reference Instrument and the Fund’s cap for the next Target Outcome Period. This filing will be mailed to existing shareholders and posted on the Fund's website. Investors should monitor the Fund's website, set forth below, for current information on the next Target Outcome Period.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period and updates references to the Bitcoin Reference Instrument (if necessary). Correspondingly, the Fund will file a revised summary prospectus that reflects such changes. This filing will be posted on the Fund's website.
The information referenced above will also be available on the Fund's website at http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BFJL.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
BITCOIN REFERENCE INSTRUMENT RISK. The Bitcoin Reference Instrument for the current Target Outcome Period is the iShares Bitcoin Trust ETF, a Bitcoin ETP . Bitcoin ETPs are exchange-traded investment products that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Bitcoin ETPs are not registered under the 1940 Act and therefore do not provide investors with the protections afforded by 1940 Act-registered products. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the bitcoin held by the Bitcoin ETPs. Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index. Because the Fund may use Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the value of Bitcoin ETPs will deviate from the price of bitcoin. The Bitcoin ETPs have a short trading history and may be subject to volatility risk, as well as the risks discussed in "Bitcoin Risk" set forth below. Brokerage, tax and other expenses may negatively impact the performance of the Bitcoin ETPs and, in turn, the value of the Fund’s shares. Additionally, the Fund is subject to additional risks associated with the calculation of a Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the index will compile the index accurately, or that the index will be determined, composed or calculated accurately. There is no guarantee that the index will operate in line with its methodology and the returns of the index may not accurately reflect the returns of bitcoin.
BITCOIN RISK.
Volatility Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin.
Risk of Loss. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers.
Whale Risk. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence and have the ability to manipulate the price of bitcoin.
Unregulated Market Risk. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and the digital asset trading venues on which it trades are largely unregulated, could be determined to be operating out of compliance with regulation and highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of bitcoin. The Fund may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which bitcoin trades. Such actions could significantly reduce the number of venues upon which bitcoin trades and could negatively impact bitcoin exchange-traded products that invest directly or indirectly in bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin exchange-traded products and shares of the Fund. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

51% Attack Risk. The Bitcoin network is maintained and secured by a group of validators who “mine” bitcoin, which involves contributing computer power to the Bitcoin network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the Bitcoin network (a “51% Attack”), even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, a 51% Attack would significantly impact the value of bitcoin, and thereby the value of bitcoin exchange-traded products.
Fork Risk. A blockchain is a distributed ledger that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the bitcoin community could not agree on whether or not to adopt an upgrade to the bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name bitcoin for its blockchain and held bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of bitcoin, and thereby the value of bitcoin exchange-traded products. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of bitcoin, whether it leads to another hard fork or not, and thereby the value of bitcoin exchange-traded products.
Adoption Risk. The Bitcoin blockchain and its native crypto asset, bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price, which has been and may continue to be substantially dependent on speculation. It is not clear that the Bitcoin blockchain or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains or adopt other blockchains that support more advanced applications and use cases than the Bitcoin blockchain, such as those specifically designed to support the development, deployment and operation of smart contracts (e.g., the Ethereum blockchain), which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this would negatively impact the value of bitcoin exchange-traded products.
BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the S&P 500® Index. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.
CALL OPTIONS RISK. The use of call options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the purchaser of a call Option, the Fund will generally only exercise the Option if the value of the reference index or security rises above the strike price. If the value of the reference index or security does not rise above the level of the strike price, the Option is likely to expire worthless. When writing a call option, the Fund will have no control over the exercise of the option by the option holder. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Bitcoin Reference Instrument for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor likely will not match those that the Fund seeks to achieve. If the Bitcoin Reference Instrument experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap), however, the investor will remain vulnerable to downside risks. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Bitcoin Reference Instrument. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Bitcoin Reference Instrument over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Bitcoin Reference Instrument and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Instrument.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Debt securities held by the Fund may be subject to amendments, waivers, or exchange offers that modify their terms. These transactions may be initiated by borrowers to address financial stress and may include exchanges of existing debt securities for new instruments with different priority, collateral, or economic characteristics. Participation in, or exclusion from, such transactions could result in the Fund holding debt that is structurally or contractually subordinated, less liquid, or of lower market value than prior to the transaction.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include or may include: (i) the risk that the value of the underlying assets may go up or down; (ii) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (iii) the risk of mispricing or improper valuation of a derivative; (iv) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset; (v) the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value; (vi) the risk of loss caused by the unenforceability of a party’s obligations under the derivative; and (vii) the risk that a disruption in the financial markets will cause difficulties for all market participants. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
DIGITAL ASSET INDUSTRY RISK. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Bitcoin blockchain can nonetheless precipitate a significant decline in the price of bitcoin. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of bitcoin, which fell 16% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in bitcoin and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of bitcoin, which fell 16%, in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Bitcoin blockchain, could similarly negatively impact the price of bitcoin, and thereby bitcoin exchange-traded products.
DIGITAL ASSET REGULATORY RISK. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin exchange-traded products or the Fund’s Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, validating or mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Bitcoin network or the digital asset markets generally. It is also possible that some of the digital assets to which the Fund may have significant exposure may be determined to be a security or offered or sold as a security under federal and state laws. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded Options, non-customized Options or other securities.
FLOOR RISK. There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss of 15% of Bitcoin Reference Instrument losses if the Bitcoin Reference Instrument decreases over the Target Outcome Period by greater than 15%. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns (before fees and expenses) that match the price return of the Bitcoin Reference Instrument (up to the cap), while preventing losses in excess of the floor, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the floor that the Fund seeks to provide may not be available. If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the Initial Fund Value, that investor may experience losses that exceed 15% prior to gaining the protection offered by the floor.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case during periods of low interest rates. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. Higher sensitivity to interest rates is generally correlated with higher levels of volatility and, therefore, greater risk. As the value of a debt security changes over time, so will its duration.
LEVERAGE RISK. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.
LIQUIDITY RISK. Certain Fund investments may trade in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of Options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of Options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of Options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of Options and their underlying securities and there may at times not be a liquid secondary market for certain Options.
OPTIONS VALUATION RISK. The Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the Options will be determined based upon market quotations or using other recognized pricing methods. The Options are also subject to correlation risk, meaning the value of the Options does not increase or decrease at the same rate as the Bitcoin Reference Instrument (although they generally move in the same direction) or its underlying securities. The value of the Options prior to the expiration date may vary because of factors other than the value of the Bitcoin Reference Instrument, such as interest rate changes, changing supply and demand, decreased liquidity of the Options, a change in the actual and perceived volatility of the stock market and the Bitcoin Reference Instrument and the remaining time to expiration. Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the Option will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the Option which could impact the value paid for shares of the Fund.
OTC DERIVATIVES RISK. The Fund may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that the Fund utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
PUT OPTIONS RISK. The use of put options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. When writing a put option, the Fund will have no control over the exercise of the option by the option holder. As the purchaser of a put option, the Fund will generally only exercise the option if the value of the reference index or security falls below the strike price. If the value of the reference index or security does not fall below the level of the strike price, the option is likely to expire worthless. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the put option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's Options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.
The Fund’s investments in offsetting positions with respect to the Bitcoin Reference Instrument may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Certain options the Fund holds may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the Options as the referenced asset or in the case of Options on an index, the issuers of the securities underlying the index, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the Options is not appropriately the referenced asset or the issuers of the securities underlying the index, the Fund could lose its own status as a RIC.
The Fund intends to treat the income it derives from gains on options referencing the Bitcoin ETPs and indexes of Bitcoin ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as the Bitcoin ETPs and indexes of Bitcoin ETPs referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the Internal Revenue Service (“IRS”). If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
On November 15, 2024, the U.S. Commodity Futures Trading Commission issued a staff advisory concluding that it is likely that the options and the interests in the Bitcoin ETPs referenced by the options would be judicially held to be a security. In 2009, the IRS adopted the position that, in determining the income and diversification tests of a RIC under Section 851 of the Code, the grantor trust rules of I.R.C. § 671, et seq, are applied before the definition of security is applied in I.R.C. § 851. In 2016, the IRS announced that it viewed determining the definition of security for the purposes of I.R.C. § 851 was more properly in the jurisdiction of the SEC. In 2023, the U.S. Supreme Court indicated that federal administrative agencies no longer needed to be given deference merely because their position was reasonable if the position of the agency is not consistent with the statute. Although the IRS has not formally announced a change in position in regard to whether the grantor trust rules are applied first, the combination of the 2016 announcement and the 2023 Supreme Court decision suggest that the best interpretation of the statute is to apply I.R.C. § 851’s plain language. If the grantor trust rules are applied first in reference to the Bitcoin ETPs or indexes of Bitcoin ETPs and the options, the options would reference bitcoin. Although the issue is not free from doubt, it is likely that bitcoin would be classified as a commodity for purposes of I.R.C. § 851 and produce income that would not be qualifying income under the RIC tests. However, under the plain language of the statute, gains from securities (as determined under the 1940 Act) are qualifying income. Options on publicly traded grantor trusts are securities for the purposes of the 1940 Act.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. See “Federal Tax Matters” below for more information.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns (before fees and expenses) that match the Bitcoin Reference Instrument if Fund shares are bought on the day on which the Fund enters into the Options (i.e., the first day of a Target Outcome Period) and held until those Options expire at the end of the Target Outcome Period subject to the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be partially protected against a decline in the value of the Bitcoin Reference Instrument and may not participate in a gain in the value of the Bitcoin Reference Instrument up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.
The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
●you fully understand the risks inherent in an investment in the Fund;	●you do not fully understand the risks inherent in an investment in the Fund;
●you desire to invest in a product with a return that depends upon the performance of the Bitcoin Reference Instrument over the Target Outcome Period;	●you do not desire to invest in a product with a return that depends upon the performance of the Bitcoin Reference Instrument over the Target Outcome Period;
●you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;	●you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
●you fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;	●you do not fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;
●you are willing to forgo any gains in excess of the cap;	●you are unwilling to forgo any gains in excess of the cap;
●you are not seeking an investment that provides dividends to shareholders;	●you are seeking an investment that provides dividends to shareholders;

You should only consider this investment if:	You should not consider this investment if:
●you fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the floor;	●you do not fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the floor;
●you are willing to accept the risk of losing your entire investment; and	●you are unwilling to accept the risk of losing your entire investment; and
●you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	●you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.
Performance
The Fund does not have performance information available for a full calendar year.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial, LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
●
Karan Sood, Managing Director of Vest
●
Trevor Lack, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since June 2025.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective to seek to provide investors with returns (before fees and expenses) that match the price return of the Bitcoin Reference Instrument, up to a predetermined upside cap of 27.82% (before fees and expenses) while providing a maximum loss of 15% (before fees and expenses) of Bitcoin Reference Instrument losses, over the period from July 1, 2026 through July 9, 2027 is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective. During the Fund’s initial invest-up period and during periods of high in-flows and out-flows, the Fund may not be fully invested pursuant to its principal investment strategy.
The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies. Nevertheless, the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are needed to provide exposure to bitcoin and to provide the Fund's floor. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. The notional value of the derivatives will be used for purposes of compliance with the Name Policy.
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Additional Information Regarding the Bitcoin Reference Instruments
The Fund does not invest directly in bitcoin. Rather, the Fund will invest in a range of Options that reference the Bitcoin Reference Instruments. The Bitcoin Reference Instruments that may be referenced by the Options include Bitcoin ETPs or Bitcoin ETP Indexes.
Bitcoin ETPs
The Bitcoin ETPs are exchange-traded investment products that are not registered under the 1940 Act. The Bitcoin ETPs seek to generally reflect the price performance of bitcoin by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin the Bitcoin ETPs hold. The assets for each Bitcoin ETP consist primarily of bitcoin. These Bitcoin ETPs are not investment companies registered under the 1940 Act, and the sponsors of the Bitcoin ETPs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Bitcoin ETPs. The Bitcoin ETPs are not commodity pools for purposes of the Commodity Exchange Act, and the sponsors are not subject to regulation by the U.S. Commodity Futures Trading Commission as commodity pool operators or commodity trading advisors with respect to the Bitcoin ETPs. However, Bitcoin ETPs are subject to the informational and filing requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Additional information regarding each of the Bitcoin ETPs is provided from such Bitcoin ETP’s filings with the SEC. You are urged to refer to the SEC filings made by each of the Bitcoin ETPs and to other publicly available information to obtain an understanding of each Bitcoin ETP’s business and financial prospects. Each of the below descriptions of the Bitcoin ETP’s principal investment strategies was taken directly from such Bitcoin ETP’s prospectus (other defined terms have been modified and only apply to the applicable Bitcoin ETP listed below).
iShares Bitcoin Trust ETF (ticker: IBIT). IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent

Platforms”). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.
The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.
The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF’s bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the “Vault Balance”). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF’s bitcoin held by the Bitcoin Custodian in the Vault Balance in “cold storage”, which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF’s bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.
The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof (“Baskets”). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. Subject to regulatory approval, these transactions may also take place in exchange for bitcoin in the future. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF’s estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF’s performance.
The iShares Bitcoin Trust ETF pays a sponsor’s fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.
The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF’s reference rate for bitcoin value. The CF Benchmarks Index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The CF Benchmarks Index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.
Grayscale Bitcoin Trust ETF (ticker: GBTC). GBTC’s investment objective is for the value of its shares (based on bitcoin per share) to reflect the value of the bitcoin held by GBTC less GBTC’s expenses and other liabilities. GBTC does not seek to generate returns beyond tracking the price of bitcoin. GBTC does not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.
The assets of GBTC consist primarily of bitcoin held by a custodian on behalf of GBTC. Coinbase Custody Trust Company, LLC (“Coinbase”) serves as the custodian, and controls and secures the GBTC’s digital asset accounts, a segregated custody account to store private keys, which allow for the transfer of ownership or control of the digital asset, on GBTC’s behalf.
Grayscale Investments, LLC is GBTC’s sponsor. GBTC pays a sponsor’s fee that accrues daily at an annual rate of 1.5% of GBTC’s NAV fee basis amount.
GBTC issues and redeems shares only in one or more blocks of 10,000 shares to certain authorized participants, currently in exchange for cash through facilitated transactions with liquidity providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.
GBTC values its bitcoin holdings based on the CoinDesk Bitcoin Price Index, which leverages real-time prices from multiple constituent exchanges to provide a representative spot price. Each constituent exchange is weighted proportionally to its trailing 24-hour liquidity with adjustments for price variance and inactivity. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.
Fidelity Wise Origin Bitcoin Fund (ticker: FBTC). FBTC is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the “Fidelity Index”), adjusted for FBTC’s expenses and other liabilities. FD Funds Management LLC serves as FBTC’s sponsor. The investment objective of the FBTC is to seek investment results that correspond to the performance of bitcoin as measured by the

Fidelity Index. FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Fidelity Index. The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.
All of the Fidelity Wise Origin Bitcoin Fund’s bitcoin is held by Fidelity Digital Asset Services, LLC (“FDAS” or the “Custodian”), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund’s bitcoin. The Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.
The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares (“Baskets”). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of cash needed to purchase the amount of bitcoin represented by the Basket being created.
The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund’s Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an “Investment Adviser” and therefore the Sponsor’s provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.
The Fidelity Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price (“VWMP”) methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Fidelity Index calculation are Bitstamp, Coinbase, Gemini, itBit, Kraken, and LMAX Digital.
Bitwise Bitcoin ETF (ticker: BITB). The investment objective of BITB is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF Bitcoin Reference Rate — New York Variant (BRRNY).
BITB seeks to achieve its investment objective by holding bitcoin, with the value of the BITB’s bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. BITB passively managed and does not pursue active management investment strategies. BITB will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. BITB does not use leverage or any similar arrangements in seeking to meet its investment objective.
BITB’s assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the BITB. The Bitcoin Custodian maintains custody of all of BITB’s bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.
BITB issues and redeems Shares only in blocks of 10,000 Shares (“Baskets”). BITB issues and redeems Baskets only to Authorized Participants in exchange for cash. BITB may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the BITB’s performance.
BITB will pay a unitary Sponsor Fee of 0.20% per annum of the BITB’s bitcoin holdings. The BITB does not engage in any activities designed to derive a profit from changes in the price of bitcoin.
BITB values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the “Constituent Platforms”). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.
ARK 21Shares Bitcoin ETF (ticker: ARKB). ARKB is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the

“ARK Index”), adjusted for the ARK 21Shares Bitcoin ETF’s expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF’s sponsor.
ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the ARK Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.
All of the ARK 21Shares Bitcoin ETF’s bitcoin is held by Coinbase Custody Trust Company, LLC (“Coinbase Custody” or the “Bitcoin Custodian”), which will keep custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF’s bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF’s bitcoin in “cold storage” or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.
The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares (“Baskets”). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF’s account with the Bitcoin Custodian.
The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF’s bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.
The ARK Index is designed based on the IOSCO Principals for Financial Benchmarks. The ARK Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The ARK Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.
Bitcoin ETP Indexes
Bitcoin ETP Indexes are designed to track the performance of Bitcoin ETPs listed on eligible exchanges. These Bitcoin ETP Indexes aim to provide a benchmark for the price return performance of Bitcoin ETPs, reflecting the market dynamics and trends of bitcoin investments. The primary objective of a Bitcoin ETP Index is to represent the price return performance of Bitcoin ETPs. This is achieved by including a selection of Bitcoin ETPs that meet specific criteria, ensuring that the Bitcoin ETP Index accurately reflects the market’s overall performance.
The Cboe Bitcoin U.S. ETF Index (ticker: CBTX) is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. The Cboe Mini Bitcoin U.S. ETF Index (ticker: MBTX) represents 1/10th of CBTX’s value. All Bitcoin ETPs that are listed on either NASDAQ, the NYSE or the Cboe BZX are eligible to be considered for inclusion in CBTX and MBTX. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX and MBTX. To be included in CBTX and MBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date.
CBTX and MBTX are rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively). Constituent weightings are calculated based on the closing prices as of the close of business on the second Friday of the relevant review month (unless such date is a holiday, in which case the next business day will be used). CBTX and MBTX are rebalanced and reconstituted after the close of business on the third Friday of the relevant review month using such day’s closing prices.
The number of constituents in CBTX and MBTX must be no greater than thirteen. If more than thirteen eligible constituents meet the selection criteria, CBTX and MBTX select the thirteen constituents with the highest market capitalizations. If the number of constituents in CBTX and MBTX falls below ten for more than 40 business days within the trailing 90 consecutive calendar days, the committee for CBTX and MBTX will determine if and when replacement constituents will be added to CBTX.

Constituents in CBTX and MBTX are weighted proportionally to their respective market capitalizations, subject to certain caps. If on the weighting reference date, any single constituent has an uncapped weight in CBTX and MBTX greater than certain percentage thresholds (i.e., 20% for the largest constituent and 10% for the 2nd through 5th largest constituent), such constituents weight will be adjusted so that it does not exceed the cap, with the excess weight being redistributed proportionately to other constituents within CBTX and MBTX.
Further, on a semi-annual basis, constituent weights for CBTX and MBTX are monitored, and an exceptional ad-hoc capping event will be triggered if either of the below thresholds are breached: (i) a single constituent has a weight greater than 25% in CBTX and MBTX on the third to last business day in June or December; or (ii) if the aggregate weight of the top five highest weighted constituents is greater than or equal to 59% in CBTX and MBTX on the third to last business day in June or December. An exceptional recapping triggered by the monitoring will be effective on the open of the last business day of December or June.
Fund Investments
Principal Investments
Options
The Fund will invest in option contracts, which include FLEX Options, standardized listed options and/or over-the-counter options (collectively, “Options”) that each utilize the Bitcoin Reference Instrument as the reference asset. The options that the Fund will hold that reference the Bitcoin Reference Instrument will give the Fund the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Bitcoin Reference Instrument’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option.
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of the over-the-counter option positions. FLEX Options are guaranteed for settlement by the OCC. The Fund will enter into FLEX Option contracts only with counterparties that First Trust reasonably believes are capable of performing under the contract.
The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.
Traditional exchange-listed options have standardized terms, such as the type, the reference asset, the strike price and expiration date. Exchange-listed options are also guaranteed for settlement by the OCC. Over-the-counter options are options that are exchanged between private parties in the over-the-counter market rather than on exchanges. Over-the-counter options are not executed and settled through clearinghouses, which may expose the Fund to the risk that a counterparty may be unable or unwilling to perform according to a contract. Additionally, any deterioration in a counterparty’s creditworthiness could adversely affect the option.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.S. Government Securities
The Fund will generally invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
Cash and Cash Equivalents
As a part of its principal investment strategies, the Fund will invest in cash and cash equivalents (including box spreads). A box spread (“Box Spread”) is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. The Fund expects the options comprising the Box Spread to reference the performance of the S&P 500® Index.
Non-Principal Investments
Temporary Defensive Positions
For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest all of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Illiquid Investments
The Fund may invest up to 15% of its net assets in investments and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at  http://www.ftportfolios.com.  A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for creation units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.
BITCOIN REFERENCE INSTRUMENT RISK. The Bitcoin Reference Instrument for the current Target Outcome Period is the iShares Bitcoin Trust ETF, a Bitcoin ETP. Bitcoin ETPs are exchange-traded investment products that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Bitcoin ETPs are not registered under the 1940 Act and therefore do not provide investors with the protections afforded by 1940 Act-registered products. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the bitcoin held by the Bitcoin ETPs. Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index. Because the Fund may use Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the value of Bitcoin ETPs will deviate from the price of bitcoin. The Bitcoin ETPs have a short trading history and may be subject to volatility risk, as well as the risks discussed in "Bitcoin Risk" set forth below. Brokerage, tax and other expenses may negatively impact the performance of the Bitcoin ETPs and, in turn, the value of the Fund’s shares. Additionally, the Fund is subject to additional risks associated with the calculation of a Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the index will compile the index accurately, or that the index will be determined, composed or calculated accurately. There is no guarantee that the index will operate in line with its methodology and the returns of the index may not accurately reflect the returns of bitcoin.
BITCOIN RISK.
Volatility Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin.
Risk of Loss. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers.
Whale Risk. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence and have the ability to manipulate the price of bitcoin.
Unregulated Market Risk. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and the digital asset trading venues on which it trades are largely unregulated, could be determined to be operating out of compliance with regulation and highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of bitcoin. The Fund may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which bitcoin trades. Such actions could significantly reduce the number of venues upon which bitcoin trades and could negatively impact bitcoin exchange-traded products that invest directly or indirectly in bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin exchange-traded products and shares of the Fund. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.
51% Attack Risk. The Bitcoin network is maintained and secured by a group of validators who “mine” bitcoin, which involves contributing computer power to the Bitcoin network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the Bitcoin network (a “51% Attack”), even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, a 51% Attack would significantly impact the value of bitcoin, and thereby the value of bitcoin exchange-traded products.
Fork Risk. A blockchain is a distributed ledger that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the bitcoin community could not agree on whether or not to adopt an upgrade to the bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name bitcoin for its blockchain and held bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of bitcoin, and thereby the value of bitcoin exchange-traded products. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of bitcoin, whether it leads to another hard fork or not, and thereby the value of bitcoin exchange-traded products.
Adoption Risk. The Bitcoin blockchain and its native crypto asset, bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price, which has been and may continue to be substantially dependent on speculation. It is not clear that the Bitcoin blockchain or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer

1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains or adopt other blockchains that support more advanced applications and use cases than the Bitcoin blockchain, such as those specifically designed to support the development, deployment and operation of smart contracts (e.g., the Ethereum blockchain), which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this would negatively impact the value of bitcoin exchange-traded products.
BOX SPREAD RISK. A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the S&P 500® Index. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.
CALL OPTIONS RISK. The use of call options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the purchaser of a call option, the Fund will generally only exercise the option if the value of the reference index or security rises above the strike price. If the value of the reference index or security does not rise above the level of the strike price, the option is likely to expire worthless. When writing a call option, the Fund will have no control over the exercise of the option by the option holder. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Bitcoin Reference Instrument for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target

Outcome Period, the returns realized by that investor likely will not match those the Fund seeks to achieve. If the Bitcoin Reference Instrument experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. The cap may rise or fall from one Target Outcome Period to the next. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap), however, the investor will remain vulnerable to downside risks. As a result of the Fund's fees and expenses and because the Fund's returns are subject to a cap, the return of the Fund could represent a return that is worse than the performance of the Bitcoin Reference Instrument. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Bitcoin Reference Instrument. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Bitcoin Reference Instrument over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Bitcoin Reference Instrument and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Bitcoin Reference Instrument.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions.
As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund. While it is hard to predict whether any of these regulations will be adopted, due to the current scope of proposed regulations, any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Regulatory changes may also increase Fund operational costs, which could impact overall performance. Certain market factors may result in central banks changing their approach in the future. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets.
The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, such as presidential, congressional and gubernatorial elections in the U.S., global elections and governmental changes and the U.S. government’s failure to agree on a long-term budget and deficit reduction plan, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The potential result of a U.S. federal government shutdown may also significantly impact investor and consumer behavior, which may adversely impact the markets and global economy. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Global and domestic authorities and regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which may adversely impact the Fund’s investments and performance. Any market disruptions could also delay the Fund from making sound investment decisions in a timely manner. If the Fund concentrates its investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly.
These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks may not be fully covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting or destroying data, or causing operational disruption (e.g., through denial-of-service attacks to make network services unavailable to intended users). Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. The use of cloud-based software or data storage by the Fund, the Advisor, or any of the Fund’s service providers may exacerbate these risks. Additionally, geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Unintentional events, such as power outages, natural disasters, equipment malfunctions, processing errors or market events that occur at a pace that overloads the information and technology systems relied upon by the Fund or its service providers, may also disrupt the Fund’s business operations or impact critical data. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens.
Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions or other parties, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Cyber incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Artificial intelligence (“AI”) and machine learning technologies used by the Fund, the Advisor or third-party service providers may allow the unintended introduction of vulnerabilities into infrastructures and applications, which could exacerbate these risks or result in cyber incidents that implicate personal data. The Fund and its shareholders could be negatively impacted as a result of these cyber risks associated with AI technologies. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
The regulatory climate governing cyber security and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cyber security and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.
While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that such plans and systems may not completely eliminate the occurrence or mitigate the effects of cyber incidents, and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a centralized securities exchange making them generally less liquid and more difficult to value than common stock. The values of debt securities may also increase or decrease as a result of market fluctuations, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets generally. Debt securities held by the Fund may be subject to amendments, waivers, or exchange offers that modify their terms. These transactions may be initiated by borrowers to address financial stress and may include exchanges of existing debt securities for new instruments with different priority, collateral, or economic characteristics. Participation in, or exclusion from, such transactions could result in the Fund holding debt that is structurally or contractually subordinated, less liquid, or of lower market value than prior to the transaction.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
DIGITAL ASSET INDUSTRY RISK. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Bitcoin blockchain can nonetheless precipitate a significant decline in the price of bitcoin. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of bitcoin, which fell 16% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in bitcoin and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of bitcoin, which fell 16%, in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Bitcoin blockchain, could similarly negatively impact the price of bitcoin, and thereby bitcoin exchange-traded products.
DIGITAL ASSET REGULATORY RISK. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin exchange-traded products or the Fund’s Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, validating or mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Bitcoin network or the digital asset markets generally. It is also possible that some of the digital assets to which the Fund may have significant exposure may be determined to be a security or offered or sold as a security under federal and state laws. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded Options, non-customized Options or other securities.
FLOOR RISK. There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss of 15% of Bitcoin Reference Instrument losses if the Bitcoin Reference Instrument decreases over the Target Outcome Period by greater than 15%. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns (before fees and expenses) that match the price return of the Bitcoin Reference Instrument (up to the cap), while preventing losses in excess of the floor, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the floor that the Fund seeks to provide may not be available. If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the Initial Fund Value, that investor may experience losses that exceed 15% prior to gaining the protection offered by the floor.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
INTEREST RATE RISK. The value of debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Fund may be subject to a greater risk of rising interest rates than would normally be the case during periods of low interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value. When interest rates fall, the Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.

LEVERAGE RISK. The Fund has exposure to instruments subjecting them to leverage risk. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s portfolio and the Fund’s shares to be volatile and sensitive to market swings. Certain instruments have the potential for unlimited loss, regardless of the size of the initial investment.
LIQUIDITY RISK. The Fund may have investments that it may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may trade in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective, meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
The Fund, the Advisor and the Fund’s service providers may utilize AI technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research, among other purposes. The Fund and the Advisor have little control over the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. AI also presents the risk of “misalignment.” This is the scenario where AI’s behavior becomes purposefully adversarial to the goals of the user.
OPTIONS RISK. The use of Options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of Options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of Options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of Options and their underlying securities and there may at times not be a liquid secondary market for certain Options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
OPTIONS VALUATION RISK. The Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the Options will be determined based upon market quotations or using other recognized pricing methods. The Options are also subject to correlation risk, meaning the value of the Options does not increase or decrease at the same rate as the Bitcoin Reference Instrument (although they generally move in the same direction) or its underlying securities. The value of the Options prior to the expiration date may vary because of factors other than the value of the Bitcoin Reference Instrument, such as interest rate changes, changing supply and demand, decreased liquidity of the Options, a change in the actual and perceived volatility of the stock market and the Bitcoin Reference Instrument and the remaining time to expiration. Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the Option will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the Option which could impact the value paid for shares of the Fund.
OTC DERIVATIVES RISK. The Fund may invest in a Bitcoin Reference Instrument that utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that a Bitcoin Reference Instrument utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. Under certain market conditions, if a particular derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
PUT OPTIONS RISK. The use of put options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. When writing a put option, the Fund will have no control over the exercise of the option by the option holder. As the purchaser of a put option, the Fund will generally only exercise the option if the value of the reference index or security falls below the strike price. If the value of the reference index or security does not fall below the level of the strike price, the option is likely to expire worthless. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the put option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SPECIAL TAX RISK. The Fund intends to qualify as a RIC; however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's Options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code, as amended. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.
The Fund’s investments in offsetting positions with respect to the Bitcoin Reference Instrument may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Certain options the Fund holds may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the Options as the referenced asset or in the case of Options on an index, the issuers of the securities underlying the index, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the Options is not appropriately the referenced asset or the issuers of the securities underlying the index, the Fund could lose its own status as a RIC.
The Fund intends to treat the income it derives from gains on options referencing the Bitcoin ETPs and indexes of Bitcoin ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as the Bitcoin ETPs and indexes of Bitcoin ETPs referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the IRS. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
On November 15, 2024, the U.S. Commodity Futures Trading Commission issued a staff advisory concluding that it is likely that the options and the interests in the Bitcoin ETPs referenced by the options would be judicially held to be a security. In 2009, the IRS adopted the position that, in determining the income and diversification tests of a RIC under Section 851 of the Code, the grantor trust rules of I.R.C. § 671, et seq, are applied before the definition of security is applied in I.R.C. § 851. In 2016, the IRS announced that it viewed determining the definition of security for the purposes of I.R.C. § 851 was more properly in the jurisdiction of the SEC. In 2023, the U.S. Supreme Court indicated that federal administrative agencies no longer needed to be given deference merely because their position was reasonable if the position of the agency is not consistent with the statute. Although the IRS has not formally announced a change in position in regard to whether the grantor trust rules are applied first, the combination of the 2016 announcement and the 2023 Supreme Court decision suggest that the best interpretation of the statute is to apply I.R.C. § 851’s plain language. If the grantor trust rules are applied first in reference to the Bitcoin ETPs or indexes of Bitcoin ETPs and the options, the options would reference bitcoin. Although the issue is not free from doubt, it is likely that bitcoin would be classified as a commodity for purposes of I.R.C. § 851 and produce income that would not be qualifying income under the RIC tests. However, under the plain language of the statute, gains from securities (as determined under the 1940 Act) are qualifying income. Options on publicly traded grantor trusts are securities for the purposes of the 1940 Act.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. See “Federal Tax Matters” below for more information.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match (before fees and expenses) the Bitcoin Reference Instrument if Fund shares are bought on the day on which the Fund enters into the Options (i.e., the first day of a Target Outcome Period) and held until those Options expire at the end of the Target Outcome Period subject to the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be partially protected against a decline in the value of the Bitcoin Reference Instrument and may not participate in a gain in the value of the Bitcoin Reference Instrument up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of the Fund's portfolio managers in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund's shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. See "Federal Tax Matters."
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, distributor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Fund.
First Trust serves as advisor or sub-advisor for 11 mutual fund portfolios, 10 exchange-traded funds consisting of 314 series and 5 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Vest Financial, LLC ("Vest" or the "Sub-Advisor") to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Vest, with principal offices at 8350 Broad St., Suite 240, McLean, Virginia 22102, was founded in 2012, and is a Delaware LLC. Vest had approximately $51.8 billion under management or committed to management as of February 27, 2026.
The Sub-Advisor is a subsidiary of Vest Group, Inc. (“VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in VG.
Karan Sood and Trevor Lack are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.
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Mr. Sood has over 15 years of experience in derivative based investment strategy design and trading. Prior to joining Vest in 2012, Mr. Sood worked at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
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Mr. Lack has over 10 years of experience as a Portfolio Manager. Prior to joining Vest in 2019, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

For additional information concerning First Trust and the Sub-Advisor, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust oversees the Sub-Advisor’s management of the Fund’s assets and pays the Sub-Advisor for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by the Fund equal to 0.90% of the Fund's average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
As approved by the Trust’s Board of Trustees, the management fee paid to First Trust will be reduced at certain levels of Fund net assets (“breakpoints”). See the Fund's Statement of Additional Information for more information on the breakpoints.
A discussion regarding the Board’s approval of the Investment Management Agreement and the Investment Sub-Advisory Agreement is available in the Fund's Form N-CSR for the fiscal period ended December 31, 2025.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within one day after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the secondary market is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund.
Dividends, Distributions and Taxes
Dividends from net investment income of the Fund, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a RIC under the federal tax laws. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
The Fund intends to treat the income it derives from gains on options referencing the Bitcoin ETPs and indexes of Bitcoin ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as the Bitcoin ETPs and indexes of Bitcoin ETPs referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the IRS. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

On November 15, 2024, the U.S. Commodity Futures Trading Commission issued a staff advisory concluding that it is likely that the options and the interests in the Bitcoin ETPs referenced by the options would be judicially held to be a security. In 2009, the IRS adopted the position that, in determining the income and diversification tests of a RIC under Section 851 of the Code, the grantor trust rules of I.R.C. § 671, et seq, are applied before the definition of security is applied in I.R.C. § 851. In 2016, the IRS announced that it viewed determining the definition of security for the purposes of I.R.C. § 851 was more properly in the jurisdiction of the SEC. In 2023, the U.S. Supreme Court indicated that federal administrative agencies no longer needed to be given deference merely because their position was reasonable if the position of the agency is not consistent with the statute. Although the IRS has not formally announced a change in position in regard to whether the grantor trust rules are applied first, the combination of the 2016 announcement and the 2023 Supreme Court decision suggest that the best interpretation of the statute is to apply I.R.C. § 851’s plain language. If the grantor trust rules are applied first in reference to the Bitcoin ETPs or indexes of Bitcoin ETPs and the options, the options would reference bitcoin. Although the issue is not free from doubt, it is likely that bitcoin would be classified as a commodity for purposes of I.R.C. § 851 and produce income that would not be qualifying income under the RIC tests. However, under the plain language of the statute, gains from securities (as determined under the 1940 Act) are qualifying income. Options on publicly traded grantor trusts are securities for the purposes of the 1940 Act.
Distributions
The Fund's distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. See the SAI for more information. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Treatment of the Options
The Fund’s investments in offsetting positions with respect to the Bitcoin Reference Instrument may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.
Certain of the Options included in the Fund's portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. If all of the Options held by the Fund are 1256 contracts, the Options will not be subject to the straddle rules.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before June 18, 2027. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Fund’s NAV will be determined as of that time. The Fund’s NAV is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.
Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the Fund’s Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Fund, subject to the Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.
The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.
The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved and overseen by the Pricing Committee (each, a “Pricing Service Provider”), or in the case of certain derivative instruments from (indirectly through the Fund) a counterparty transacting in such instruments, subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.
Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.
If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.
Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.
Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.
Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Fund.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of  the Fund, if shorter), is available at http://www.ftportfolios.com/Retail/etf/home.aspx.

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single share of the Fund. The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report dated December 31, 2025 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout the period
FT Vest Bitcoin Strategy Floor15 ETF – July (BFJL)
Period Ended December 31,
2025(a)
Net asset value, beginning of period	$19.89
Income from investment operations:
Net investment income (loss)(b)	(0.08)
Net realized and unrealized gain (loss)	(1.44)
Total from investment operations	(1.52)
Distributions paid to shareholders from:
Net investment income	(0.15)
Net realized gain	(0.10)
Total distributions	(0.25)
Net asset value, end of period	$18.12
Total Return(c)	(7.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,719
Ratio of total expenses to average net assets	0.90%(d)
Ratio of net investment income (loss) to average net assets	(0.81)%(d)
Portfolio turnover rate(e)	0%
(a)
Inception date is June 30, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)
Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)
Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
FTP, or its affiliates, or a fund or unit investment trust for which FTP or an affiliate serves as sponsor or investment advisor, may purchase shares of the Fund through a broker-dealer or other investors, including in secondary market transactions, and because FTP or its affiliates may be deemed affiliates of the Fund, the shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such shares.

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First Trust Exchange-Traded Fund

FT Vest Bitcoin Strategy Floor15 ETF – July
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund's most recent SAI, annual and semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at  http://www.ftportfolios.com  or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at  http://www.sec.gov.  You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
http://www.ftportfolios.com
SEC File #: 333-125751
811-21774